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                             BARR ROSENBERG SERIES TRUST

                           SUPPLEMENT DATED MARCH 20, 1998
                                          TO
                            PROSPECTUS DATED JULY 18, 1997

     This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

     Effective March 20, 1998, Adviser Shares of the International Small Capitalization Series and the Japan Series of Barr Rosenberg Series Trust will no longer be offered for sale to investors and will not be available for exchange for Adviser Shares of the U.S. Small Capitalization Series.

                          SUPPLEMENT DATED FEBRUARY 23, 1998
                                          TO
                            PROSPECTUS DATED JULY 18, 1997

     Effective February 20, 1998 (the "Closing Date"), the U.S. Small Capitalization Series has been closed to new investors (except as otherwise provided below). The following categories of existing shareholders will still be permitted to purchase shares of the U.S. Small Capitalization
Series: (i) shareholders who own shares of the U.S. Small Capitalization Series on the Closing Date will be permitted to purchase additional shares of the U.S. Small Capitalization Series for as long as they continue to own shares of such Fund; (ii) shareholders who beneficially own shares of the U.S. Small Capitalization Series on the Closing Date through a registered investment adviser or financial adviser will be permitted to purchase additional shares of the U.S. Small Capitalization Series for as long as they beneficially own shares of such Fund; (iii) participants in any self-directed qualified benefit plan (for example, 401(a), 401(k), 457 and 403(b) plans) will be eligible to direct the purchase of the shares of the U.S. Small Capitalization Series by their plan account for as long as the plan continues to own shares of such Fund for any single plan participant; and (iv) participants in certain "wrap programs" that have entered into contractual arrangements with the Trust and/or Distributor will be eligible to purchase shares of the U.S. Small Capitalization Series for as long as the "wrap program" continues to own shares of such Fund.

     In the event (i) a shareholder redeems all of his, her or its shares of the U.S. Small Capitalization Series; (ii) a shareholder who beneficially owns shares of such Fund through a registered investment adviser or financial adviser redeems all of his, her or its shares of such Fund; (iii) all participants in a benefit plan described above redeem their shares of such Fund; and (iv) a "wrap program" described above ceases to own shares of such Fund, such shareholder who beneficially owns shares through a registered investment adviser or financial adviser, the participants in such benefit plan, and the participants in such "wrap program", respectively, will no longer be eligible to purchase shares of the U.S. Small Capitalization Series.

     Shareholders of other Funds will not be permitted to exchange any of their shares for shares of the U.S. Small Capitalization Series unless such shareholders are independently eligible to purchase shares of the U.S. Small Capitalization Series as described above. The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all sales of shares of the U.S. Small Capitalization Series or the lifting of restrictions on different classes of investors and/or transactions.